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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 17, 2005

                           CIPHERGEN BIOSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-31617              33-059-5156
(State or other jurisdiction of  [Commission File Number]   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                              6611 Dumbarton Circle
                                Fremont, CA 94555
                    (Address of principal executive offices)

                          (510) 505-2100 (Registrant's
                     telephone number, including area code)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 17, 2005, Ciphergen Biosystems, Inc. issued a press release announcing financial results for its fiscal fourth quarter and fiscal year ended December 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

        The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.     Description
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99.1            Press Release issued by Ciphergen Biosystems, Inc. on
                February 17, 2005

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIPHERGEN BIOSYSTEMS, INC.
                                       (Registrant)

Date:  February 17, 2005               By: /S/ WILLIAM RICH
                                           -------------------------------------
                                           William E. Rich
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

  Exhibit
  NUMBER                               DESCRIPTION
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   99.1       Press Release issued by Ciphergen Biosystems, Inc. on
              February 17, 2005